REGISTRATION RIGHTS AGREEMENT

                               BY AND AMONG

                        BLOWOUT ENTERTAINMENT, INC.

                               AS ISSUER AND

                            RENTRAK CORPORATION

                          AND THE OTHER INVESTORS

                           AND THE STOCKHOLDERS



                         DATED AS OF MAY 28, 1996

                   REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made and entered into as of May 25, 1996, by and among Blowout Entertainment, Inc., a Delaware corporation (the "Issuer"), Rentrak Corporation, an Oregon corporation ("Rentrak"), Streamlined Solutions, Inc., an Oregon corporation, Mortco Inc., an Oregon corporation, and the persons named on Attachment A hereto as the "Stockholders".

     This Agreement is made pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") by and between the Issuer and Entertainment One, Inc., a Delaware corporation ("E-One"), pursuant to which (i) E-One sold all of its assets to the Issuer and the Issuer assumed all of E-One's liabilities in exchange for shares of Common Stock of the Issuer (the "Closing Shares") and (ii) E-One adopted a plan of liquidation pursuant to which the Closing Shares were distributed to the Stockholders. In order to induce E-One to consummate the transactions contemplated by the Asset Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement.

     In consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.   DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

          AFFILIATE: Any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the Possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

          BOARD:  The Board of Directors of the Issuer.

          COMMON STOCK:   The  Common  Stock, par value $0.01 per share, of
     the Issuer.

          DEMAND NOTICE:  See Section 3(a) hereof.

          DEMAND REGISTRATION: A registration pursuant to Section 3(a) hereof.

          EXCHANGE  ACT:   The  Securities Exchange Act of 1934, as amended
     from time to time.

          HOLDER: Any party hereto (other than the Issuer) and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

          INVESTORS:    Rentrak   and   any   of  its  direct  or  indirect
     Subsidiaries that hold Registrable Securities, collectively.

          IPO:   The  Issuer's  initial  public offering  of  Common  Stock pursuant to an effective registration statement or any Spin-Off.

          NASD:  National Association of Securities Dealers, Inc.

      PERSON: An individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization, a government or any department, agency or political subdivision thereof or other entity.

          PIGGYBACK NOTICE:  See Section 4(a) hereof.

          PIGGYBACK REGISTRATION:   A  registration  pursuant  to Section 4
     hereof.

          PROSPECTUS: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          REGISTRABLE SECURITIES: All shares of Common Stock (a) held on the date hereof by the Investors and the Stockholders as set forth in Attachment A, (b) any shares of Common Stock issuable to Investors or the Stockholders pursuant to warrants which may be granted after the date hereof the Investors and the Stockholders pursuant to Section 4.4 of the Asset Purchase Agreement and (c) any securities of the Issuer that may be issued or distributed with respect to, or in exchange or substitution for, or conversion of, such Common Stock described in (a) or (b) above and such other securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise; PROVIDED, HOWEVER, that any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Issuer; and PROVIDED, FURTHER, that any securities that have ceased to be Registrable Securities cannot thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

          REGISTRATION:  A Demand Registration or a Piggyback Registration.

          REGISTRATION EXPENSES:  See Section 7 hereof.

          REGISTRATION STATEMENT: Any registration statement of the Issuer that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          SEC:  The Securities and Exchange Commission.

          SECURITIES ACT: The Securities Act of 1933, as amended from time to time.

          SPIN-OFF:   A  spin-off  by Rentrak to its stockholders of all or
     substantially all of Rentrak's ownership interest in Issuer.

          STOCKHOLDERS: All former stockholders of E-One (other than an Investor) who received shares of Common Stock pursuant to the dissolution and liquidation of E-One.

          SUBSIDIARY:   "Subsidiary"  means,  with respect to  any  Person,
     (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Voting Stock thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

          UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING:   A  sale  of
     securities of the Issuer to an underwriter for reoffering to the public.

     2.   SECURITIES SUBJECT TO THIS AGREEMENT

          (a) REGISTRABLE SECURITIES. The securities entitled to the benefits of this Agreement are the Registrable Securities.

          (b) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a Holder of Registrable Securities whenever such Person owns of record Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been affected and disregarding any legal restrictions upon the exercise of such right.

     3.   DEMAND REGISTRATION

          (a) RIGHT TO DEMAND; DEMAND NOTICES. Subject to the provisions of this Section 3 at any time and from time to time commencing 6 months after an IPO, any Investor may make a written request to the Issuer for registration under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities held by the Investors. Promptly upon receipt of any such request (but in no event more than five business days thereafter), the Issuer shall serve written notice (the "Demand Notice") of such registration request to all Holders, and the Issuer shall include in such registration all Registrable Securities of any Holder with respect to which the Issuer has received written requests for inclusion therein within 10 days after the Demand Notice has been given to the applicable Holders. All requests made pursuant to this Section 3 will specify the aggregate amount of Registrable Securities to be registered and shall also specify the intended methods of disposition thereof.

          (b) ISSUER'S RIGHT TO DEFER REGISTRATION. If the Issuer is requested to effect a Demand Registration and the Issuer furnishes to the Investors a copy of a resolution of the Board certified by the secretary of the Issuer stating that in the good faith judgment of the Board it would be adverse to the Issuer and its securityholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder, the Issuer shall have the right to defer such filing for a period of not more than 90 days after receipt of the request for such registration from the Investors. If the Issuer shall so postpone the filing of a registration statement and if the Investors within 30 days after receipt of the notice of postponement advise the Issuer in writing that the Investors have determined to withdraw such request for registration, then such Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes of determining whether the Holders included in such Demand Registration are required to pay their PRO RATA portion of the Registration Expenses pursuant to Section (3)(d) hereof.

          (c)  REGISTRATION  STATEMENT  FORM.   Registrations   under  this
     Section  3 shall be on such appropriate registration form of  the  SEC
     (i) as shall be selected by the Issuer and as shall be reasonably acceptable to the Investors and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Investors' request for such registration. If, in connection with any registration under this
     Section 3 that is proposed by the Issuer to be on Form S-3 or any successor form to such Form, the managing underwriter, if any, shall advise the Issuer in uniting that in its opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.

          (d) EXPENSES. The Issuer will pay all Registration Expenses in connection with the first two (2) Demand Registrations of Registrable Securities pursuant to this Section 3 upon the written request of the Investors. All expenses for any subsequent Demand Registrations of Registrable Securities pursuant to this Section 3 shall be paid PRO RATA by the Issuer and all other Persons (including the Holders) participating in such Demand Registration on the basis of the relative number of shares of Common Stock of each such Person included in such registration.

          (e) EFFECTIVE REGISTRATION STATEMENT. The Issuer shall be deemed to have effected a Demand Registration if (i) the Registration Statement relating to such Demand Registration is declared effective by the SEC; PROVIDED, HOWEVER, that no Demand Registration shall be deemed to have been effected if (x) such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Issuer or (y) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Issuer (other than a failure of the Issuer or any of its representatives to execute or deliver any closing certificate by reason of facts or circumstances not within the control of the Issuer or such representatives) or (ii) at any time after the Investors request a Demand Registration and prior to the effectiveness of the Registration Statement, the preparation of such Registration Statement is discontinued or such Registration Statement is withdrawn or abandoned at the request of the Holders of a majority of Registrable Securities sought to be registered in such Registration Statement unless such Holders have elected to pay and have paid to the Issuer in full the Registration Expenses in connection with such Registration Statement.

          (f)   PRIORITY   ON   DEMAND   REGISTRATIONS.   If  the  managing
     underwriter or agent of a Demand Registration (or, in the case of a Demand Registration not being underwritten, any of the Investors), advises the Issuer in writing that in its opinion the number of securities requested to be included in such Demand Registration exceeds the number that can be sold in the offering covered by such Demand Registration without a significant adverse effect on the price, timing or distribution of the securities offered, the Issuer shall include in such registration only the number of securities that, in the opinion of such underwriter or agent (or any of the Investors, as the case may be), can be sold without a significant adverse effect on the price, timing or distribution of the securities offered, selected PRO RATA among the Holders that have requested to be included in such Demand Registration based upon the relative aggregate amount of gross proceeds to be received by such Holders in such offering to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such underwriters or agent (or any of the Investors, as the case may be); PROVIDED, HOWEVER, that if any such other Person or Persons shall have been granted rights of registration upon demand substantially similar to those contained herein, as permitted in paragraph (h) below, then the inclusion of Registrable Securities in such registration shall be subject to reduction in the manner provided in the instrument granting such rights (which shall in no event be more disadvantageous to the Holders of Registrable Securities than that provided in Section 3 is to other Holders participating in a registration pursuant to this Section 3(f).

          The Issuer and other holders of securities of the Issuer may include such securities in such Registration if, but only if, such underwriter or agent (or any of the Investors, as the case may be) concludes that such inclusion will not interfere with the successful marketing of all the Registrable Securities requested to be included in such registration.

          (g) SELECTION OF UNDERWRITERS. If any offering pursuant to a Demand Registration involves an Underwritten Offering, the Holders of a majority of the Registrable Securities included in such Demand Registration shall have the right to select the managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters shall have nationally recognized standing and be reasonably satisfactory to the Issuer.

          (h) SUBSEQUENT REGISTRATION RIGHTS. Issuer may grant subsequent investors in Issuer rights of registration upon demand (such as those provided in Section 3(a) hereof) and piggyback registration rights (such as those provided in Section 4 hereof); PROVIDED, HOWEVER, that
     (i) such rights are limited to shares of Common Stock (including in the case of any Underwritten Offering, shares issuable upon the conversion of convertible securities or upon the exercise of warrants if such conversion or exercise is effected by the sellers or the underwriters prior to the sale to the public in such offering),
     (ii) such rights are not inconsistent  with the provisions hereof, and
     (iii) the instrument granting such rights specifically confirms the rights of the Holders of Registrable Securities hereunder.

     4.   PIGGYBACK REGISTRATIONS

          (a) PARTICIPATION. Subject to Sections 4(b) and 10 hereof, if at any time after the date hereof the Issuer files a registration statement under the Securities Act with respect to an offering of any equity securities by Issuer for its own account or for the account of any of its equity holders (other than (i) a registration on Form S-4 or S-8 or any successor form to such Forms, (ii) any registration relating to a Spin-Off or (iii) any registration of securities as it relates to an offering and sale to management of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offerings that includes any shares of Common Stock, then the Issuer shall give prompt notice (the "Piggyback Notice") to the Holders of Registrable Securities and each Holder of Registrable Securities shall be entitled to include in such registration statement the Registrable Securities held by it. The Piggyback Notice shall offer the Holders of Registrable Securities the opportunity to register such number of shares of Registrable Securities as each Holder may request and shall set forth (i) the anticipated filing date of such registration statement and (ii) the number of shares of Common Stock that is proposed to be included in such registration statement. The Issuer shall include in such registration statement such shares of Registrable Securities for which it has received written requests to register such shares within 7 days after the Piggyback Notice has been given.

          (b) UNDERWRITER'S CUTBACK. Notwithstanding the foregoing, if a registration pursuant to this Section 4 hereof involves an Underwritten Offering and the managing underwriter or underwriters of such proposed Underwritten Offering delivers an opinion to the Holders that the total or kind of securities that such Holders and any other person or entity intends to include in such offering would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering then the Issuer shall include in such Registration (i) 100% of the securities that the Person (which may be the Issuer) initiating such Registration proposes to sell, and (ii) second, to the extent of the amount of securities that all other Holders have requested to be included in such Registration, which, in the opinion of the managing underwriter or underwriters, can be sold without such adverse effect referred to above, such amount to be allocated PRO RATA among all other Holders based upon the relative aggregate amount of gross proceeds to be received by any other Holders in the offering.

          (c)  EXPENSES.   The Issuer will pay all Registration Expenses in
     connection with each registration of Registrable Securities requested pursuant to this Section 4.

          (d) ISSUER CONTROL. The Issuer may decline to file a registration statement after giving the Piggyback Notice, or withdraw a registration statement after filing and after such Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that the Issuer shall promptly notify each Holder in writing of any such action and provided further that the Issuer shall bear all reasonable expenses incurred by such Holder or otherwise in connection with such withdrawn registration statement.

          (e) NO EFFECT ON DEMAND REGISTRATIONS. No registration effected under this Section 4 shall be deemed to have been effected pursuant to
     Section 3 hereof or shall relieve the Issuer of its obligation to effect any registration upon request under Section 3 hereof.

     5.   HOLD-BACK AGREEMENTS

          (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Sections 3 and 4 hereof agrees, if requested by the managing underwriter or underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Issuer the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 7-day period prior to, and during the 90-day period (or such longer period of up to 180 days as may be required by such underwriter) beginning on, the effective date of any Registration Statement in which such Holders are participating (except as part of such Registration) or the commencement of the public distribution of securities, to the extent timely notified in writing by the Issuer or the managing underwriters.

          (b) NO INCONSISTENT AGREEMENTS. The Issuer will not hereafter enter into, and is not presently a party to, any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement or otherwise conflicts with the provisions hereof.

     6.   REGISTRATION PROCEDURES

     In connection with the Issuer's Registration obligations pursuant to Sections 3 and 4 hereof, the Issuer will use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuer will as expeditiously as possible:

          (a) prepare and file with the SEC a Registration Statement or Registration Statements relating to the applicable Demand Registration or Piggyback Registration including all exhibits and financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective; PROVIDED that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer will furnish to the Holders of Registrable Securities covered by such Registration Statement and their counsel and to each underwriter or agent, if any, copies of such Registration Statement or Prospectus substantially in the form proposed to be filed at least 5 business days, with respect to any Demand Registration, or 2 business days, with respect to any Piggyback Registration, prior to the filing date and copies of any amendments or supplements substantially in the form proposed to be filed with respect to a Demand Registration at least 2 business days prior to the filing date, which documents will be subject to the reasonable review of such Holders and underwriter or agent and their respective counsel, and the Issuer will not file any Registration Statement or Prospectus or, with respect to any Demand Registration, any amendment or supplement thereto (including such documents incorporated by reference) to which the majority of the Holders covered by such Registration Statement shall reasonably object; and PROVIDED, FURTHER, that the Issuer will furnish copies of any amendments or supplements in the form filed with respect to any Piggyback Registration, simultaneously with the filing of such amendments or supplements;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (c) notify the selling Holders and the managing underwriters, if any, and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Issuer (i) when the Registration Statement or any amendment thereto has been filed or becomes effective, the Prospectus or any amendment or supplement to the Prospectus has been filed, and, to furnish such selling Holders and managing underwriters with copies thereof, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceeding for such purposes, (iv) if at any time the representations and warranties of the Issuer contemplated by paragraph (m) below cease to be true and correct and (v) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (d) promptly notify the selling Holders and the managing underwriters, if any, at any time during the effectiveness of the Registration Statement when the Issuer becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary  to  make  the  statements  therein  (in  the  case  of  the
     Prospectus and any preliminary Prospectus, in light of the circumstances under which thee were made) when such Prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Prospectus in order to comply with the Securities Act and, in either case as promptly as practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriters, if any, a supplement or amendment to such Prospectus that shall correct such statement or omission or effect such compliance;

          (e) make every reasonable effort to obtain the withdrawal of any stop order or other order suspending the use of any preliminary Prospectus or Prospectus or suspending any qualification of the Registrable Securities;

          (f) if requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (g) furnish to each selling Holder and each managing underwriter, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (h) deliver to each selling Holder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Issuer consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

          (i) on or prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter or agent, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such seller, underwriter or agent reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; PROVIDED that the Issuer will not be required to qualify generally to do business in any jurisdiction where it in not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (j) cooperate with the selling Holders and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

          (k) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (l) not later than the effective date of the applicable Registration, provide a CUSIP number for all Registrable Securities and provide the applicable trustee or transfer agent with printed certificates for the Registerable Securities that are in a form eligible for deposit with The Depository Trust Company;

          (m) make such representations and warranties to the Holders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary underwritten public offerings;

          (n) enter into such customary agreements (including an underwriting agreement) and take all such other actions as the majority of the Holders of any Registrable Securities being sold or the managing underwriter or agent, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

          (o) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Issuer, upon consummation of the sale of such Registrable Securities to the underwriters (the "Closing Date") in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

          (p) obtain for delivery to the Issuer and the underwriter or agent, with copies to the Holders, a cold comfort letter from the Issuer's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or the Holders of a majority of the Registrable Securities being sold reasonably request, dated the effective date of the Registration Statement and brought down to the Closing Date;

          (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

          (r) make available for inspection by a representative of the Holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Issuer, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration; provided that any records, information or documents that are designated by the Issuer in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by law;

          (s) use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

          (t) as promptly as practicable after filing with the SEC of any document that is incorporated by reference into the Registration Statement or the Prospectus, provide copies of such document to counsel for the selling Holders and to the managing underwriters, if any; and

          (u) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

     The Issuer may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Issuer such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Issuer may from time to time reasonably request in writing. Each Holder agrees to furnish such information to the Issuer and to cooperate with the Issuer as necessary to enable the Issuer to comply with the provisions of this Agreement.

     Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6(d) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(d) hereof, or until it is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the Issuer, such Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     7.   REGISTRATION EXPENSES

     All expenses incident to the Issuer's performance of or compliance with this Agreement, including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the SEC and the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the majority of the Holders of the Registrable Securities being sold may designate), (iii) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depositors Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Issuer and of all independent certified public accountants of the Issuer (including the expenses of any "cold comfort" letters required by or incident to such performance),
(v) Securities Act liability insurance if the Issuer so desires or the underwriters so require, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (vii) all reasonable fees and disbursements of one counsel selected by the Holders of the Registrable Securities being registered to represent such Holders in connection with such registration,
(viii) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, excluding underwriting discounts and commissions and transfer taxes, if any, and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Securities under the securities or blue sky laws of any state), and (ix) fees and expenses of other Persons retained by the Issuer (all such expenses being herein called "Registration Expenses"), will be borne by the Issuer, regardless of whether the Registration Statement becomes effective (except as provided in Section 3(e) hereof). The Issuer will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

     8.   INDEMNIFICATION

          (a) INDEMNIFICATION BY ISSUER. The Issuer agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and employees and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Issuer by such Holder expressly for use therein; PROVIDED, HOWEVER, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (i) such Holder failed to deliver or cause to be delivered a copy of the Prospectus to the Person asserting such loss, claim, damage, liability or expense after the Issuer had furnished such Holder with a sufficient number of copies of the same and (ii) the Prospectus completely corrected in a timely manner such untrue statement or omission; and PROVIDED, FURTHER, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense after the Issuer had furnished such Holder with a sufficient number of copies of the same in a timely manner. The Issuer will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested.

          (b) INDEMNIFICATION BY SELLING HOLDER OF UNDERLYING SECURITIES. In connection with each Registration, each Selling Holder shall furnish to the Issuer in writing such information and affidavits as the Issuer reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Issuer, its directors and officers and each Person who controls the Issuer (within the meaning of the Securities Act) against any losses, claims, damages or liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such selling Holder to the Issuer specifically for inclusion in such Registration Statement or Prospectus and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense. In no event shall the liability of any selling Holder hereunder or under any underwriting agreement be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Issuer shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.
          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure; PROVIDED, FURTHER HOWEVER, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), PROVIDED that an indemnified party shall not be required to consent to any settlement involving, the imposition of equitable remedies or involving the imposition of any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within 20 business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party's indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms hereof. If the indemnifying party notifies the indemnified party in writing that the indemnifying party desires to accept such offer, but the indemnified party refuses to accept such offer within 20 business days after receipt of such notice, the indemnified party may continue to contest such claim and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party hereunder with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) to the date of notice that the indemnifying party desires to accept such offer, PROVIDED that this sentence shall not apply to any settlement of any claim involving the imposition of equitable remedies or to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one such additional counsel.

          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in this Section (8) (with appropriate modifications) shall be given by the Issuer and each seller of Registrable Securities with respect to any required registration or other qualification of securities under federal or state law or regulation of governmental authority other than the Securities Act.

          (e) CONTRIBUTION. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no selling Holder shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such selling Holder with respect to the sale of any securities. No person guilty of fraudulent misrepresentation (within the meaning of
     Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9.   RULE 144

     From and after an IPO, the Issuer covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Issuer will deliver to such Holder a written statement as to whether it has complied with such information and requirements. Notwithstanding anything contained in this Section 9, the Issuer may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

     10.  ADDITIONAL PARTIES

     The Issuer may enter into various stockholder's and stock option agreements on or subsequent to the date hereof with certain key employees of the Issuer or one of its subsidiaries (the "Management Investors") pursuant to which the Management Investors will agree to purchase and/or will receive options to purchase shares of Common Stock. Such agreements may provide that (i) in the event the Issuer registers shares of Common Stock held by the Investors, the Management Investors have the right, subject to certain conditions, to require the Issuer to register under the Securities Act shares of Common Stock held by them, and (ii) the Management Investors will agree to be bound by all of the terms, conditions and obligations of this Agreement. Each of the parties hereto acknowledges the registration rights of the Management Investors and agrees that the Issuer's obligations under this Agreement, including, in particular, its obligations under Section 4(b) hereof, coincide with its obligations to the Management Investors, with respect to registration rights. The parties hereto agree that (i) each Management Investor is a third-party beneficiary of Sections 3(d), 4(c) and 7 hereof to the extent such Management Investor has the right to require the Issuer to register under the Securities Act shares of Common Stock held by him upon receiving notice of a Registration requested by the Investors pursuant to Sections 3 or 4 hereof, and
(ii) such Management Investors shall have no rights to request Registration under Section 3 hereof.

     11.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

     No Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 11 shall be construed to create any additional rights regarding the Registration of Registrable Securities in any Person otherwise than as set forth herein.

     12.  LOCK UP AGREEMENT

     Each of the Investors hereby irrevocably agrees that, for a period of 6 months after the date of an IPO, and each Stockholder hereby irrevocably agrees that, for a period of 6 months after the date of an IPO, such Person will not offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Registrable Securities, or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such Registrable Securities, without the prior written consent of the managing underwriter for such offering, except for
(i) transfers of shares of Registrable Securities to another Investor or other Holder or to any affiliate of such Investor or Holder existing on the Closing Date or to members of his family or entities controlled by such family members who agree to be bound by the foregoing restrictions or
(ii) pledges of Registrable Securities by such Investor or Holder, provided the pledgee of such shares agrees in writing to be bound by the foregoing restrictions.

     Each Investor and Stockholder agrees that this Section 12 shall be binding upon the successors, assigns, heirs and legal representatives of such Investor or Stockholder.

     In furtherance of the foregoing, the Issuer and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Section 12.

     13.  MISCELLANEOUS

          (a) REMEDIES. Remedies for breach by the Issuer of its obligations to register the Registrable Securities shall be as set forth herein. Each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer has obtained the written consent of the Holders of a majority of the outstanding Registrable Securities; PROVIDED, HOWEVER, that the Issuer and the Investors may amend, modify or supplement the provisions of this Agreement and may waive or consent to departures from the provisions hereof, without the consent of the Holders of a majority of the outstanding Registrable Securities so long as such amendment, modification, supplement, waiver or consent does not materially adversely affect the rights of Holders of Registrable Securities hereunder, or so long as such amendment, modification, supplement, waiver or consent affects the rights of the Investors and other Holders of Registrable Securities hereunder equally.

          (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, to the most current address given by such Holder to the Issuer in accordance with the provisions of this Section 13(c), which address initially is, with respect to Rentrak, 7227 Northwest 55th Ave., Portland, Oregon 97218,
          Attention: F. Kim Cox; and if to the Stockholders, to the addresses set forth in Attachment A hereto; and

               (ii) if to the Issuer, to 7227 Northwest 55th Ave., Portland, Oregon 97218, Attention: President.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; 4 business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged by addressee, if by facsimile transmission; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          (d) SUCCESSORS AND ASSIGNS. This Agreement, including, without limitation, all registration rights in connection with the ownership of all or a portion of the Registrable Securities pursuant to Sections 3 and 4 hereof, shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities who agree in writing to be bound by the provisions of this Agreement.

          (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws.

          (h)  SEVERABILITY.   In  the event that any one or  more  of  the
     provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the securities issued pursuant to the Asset Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matters.

          (j) ADDITIONAL RIGHTS. If the Issuer at any time grants to any other holder of Common Stock any rights to request the Issuer to effect the Registration of any shares of Common Stock, or any "piggyback" registration rights with respect to shares of Common Stock, on terms that are more favorable to such holders than the terms set forth herein, then the terms of this Agreement shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE ISSUER:                        BLOWOUT ENTERTAINMENT, INC.


                                   By:
                                       Its:


INVESTORS:                         RENTRAK CORPORATION


                                   By:
                                       Its:


                                   STREAMLINED SOLUTIONS, INC.


                                   By:
                                       Its:


                                   MORTCO, INC.


                                   By:
                                       Its:


                                   /s/ Terry H. Monroe
                                   TERRY H. MONROE


                                   /s/ Henry H. Stephens
                                   HENRY H. STEPHENS

                                   /s/ James M. Schultz
                                   JAMES M. SCHULTZ


                                   /s/ Laura E. Schultz
                                   LAURA E. SCHULTZ


                                   /s/ Pamela G. Dammerman
                                   PAMELA G. DAMMERMAN


                                   /s/ Laurie Claar
                                   LAURIE CLAAR


                                   /s/ Mary Hoffman
                                   MARY HOFFMAN


                                   /s/ Greg Smith
                                   GREG SMITH


                                   TELEMIND CORPORATION


                                   By:
                                       Its:


                                   /s/ David J. Doedtman
                                   DAVID J. DOEDTMAN


                                   /s/ Lori L. Tucker
                                   LORI L. TUCKER


                                   /s/ Janice Wear
                                   JANICE WEAR


                                   O'FALLON, INC.


                                   By:
                                       Its:


                                   /s/ John M. Schultz
                                   JOHN M. SCHULTZ


                                   J. M. SCHULTZ INVESTMENTS


                                   By:
                                       Its:


                                   /s/ Roger Roberson
                                   ROGER ROBERSON


                                   /s/ John H. Schultz
                                   JOHN H. SCHULTZ


                                   /s/ Scott Daugherty
                                   SCOTT DAUGHERTY, AS TRUSTEE OF THE
                                   SCOTT DAUGHERTY PROFIT SHARING PLAN



                                   DELAWARE CHARTER GUARANTEE TRUSTEE
                                   FBO KATHERIN MEYER IRA


                                   /s/ Guy Woodbury
                                   GUY WOODBURY


                                   /s/ Doug Collins
                                   DOUG COLLINS

                                   /s/ Dan Patton
                                   DAN PATTON


                                   /s/ Tom Henderson
                                   TOM HENDERSON


                                   /s/ Ronald C. Murfee
                                   RONALD C. MURFEE


                                   /s/ Ann Schultz-Deters
                                   ANN SCHULTZ-DETERS


                                   /s/ Carolyn M. Solder
                                   CAROLYN M. SOLDER


                                   /s/ Deb Sanders
                                   DEB SANDERS